Exhibit 99.2

. C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on February 13, 2019. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/BEL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q TO VOTE BY MAIL, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proposals — The Board of Directors recommends a vote FOR the merger proposal and FOR the adjournment proposal. For Against Abstain For Against Abstain 1. Approval of the Merger Agreement. To approve the Agreement and Plan of Merger, dated as of December 13, 2018, by and among Belmond Ltd., LVMH Moët Hennessy - Louis Vuitton SE, Palladio Overseas Holding Limited and Fenice Ltd., including the statutory merger agreement attached thereto, and the merger of Fenice Ltd. with and into Belmond Ltd. (the “merger proposal”). 2. Adjournment of the Special General Meeting. To approve an adjournment of the special general meeting of shareholders of Belmond Ltd. (the “special general meeting”), if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve the merger proposal at the special general meeting (the “adjournment proposal”). Non-Voting Items Change of Address — Please print new address below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign below exactly as your name appears above. Executors, administrators, guardians, trustees, attorneys, and officers of corporations should give full title. For joint owners, each owner must sign. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 0 0 8 0 7 1 02YTEE C B A Special General Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL GENERAL MEETING INFORMATION

. Important Notice Regarding the Availability of Proxy Materials for the Special General Meeting: The Proxy Statement is available at http://www.edocumentview.com/BEL q TO VOTE BY MAIL, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — BELMOND LTD. Belmond Ltd. Special General Meeting of Shareholders February 14, 2019 at 2:00 p.m. London Time Belmond Corporate Headquarters Shackleton House, First Floor 4 Battle Bridge Lane London SE1 2HP England This Proxy is Solicited by the Board of Directors The undersigned hereby appoints Roland A. Hernandez, H. Roeland Vos and Richard M. Levine, and each or any one of them, as proxies with full individual power of substitution, and hereby authorizes them to represent and to vote all Class A common shares of Belmond Ltd. which the undersigned would be entitled to vote, if personally present, at the special general meeting of shareholders to be held at Belmond’s Corporate Headquarters, located at Shackleton House, First Floor, 4 Battle Bridge Lane, London SE1 2HP, England on February 14, 2019, at 2:00 p.m. London Time, and any adjournment, postponement or recess thereof, upon the matters indicated on the reverse side hereof as described in the Notice of Special General Meeting of Shareholders and accompanying Proxy Statement dated January 8, 2019. This Proxy will be voted in accordance with the instructions marked on the reverse side. If no instructions are marked, this Proxy (if properly dated and signed) will be voted (i) FOR the merger proposal, and (ii) FOR the adjournment proposal. Please date and sign this Proxy on the reverse side and return it promptly in the enclosed envelope. This proxy will revoke any previously executed proxy granted with respect to the special general meeting.